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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     March 31, 2003
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                              MASSEY ENERGY COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                    1-7775                  95-0740960
(State or other jurisdiction of  (Commission File No.)       (I.R.S. Employer
         Incorporation)                                   Identification Number)


          4 North 4th Street, Richmond, Virginia                23219
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (804) 788-1800


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Item 5. Other Events. As described in the attached press release, Massey Energy
Company reports that it has resolved all issues raised during a routine review of its filings by the Division of Corporate Finance of the Securities and Exchange Commission (SEC) with no material cumulative impact on its previously reported financial results.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99       Press Release



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MASSEY ENERGY COMPANY

April 1, 2003

                                         By: /s/ R. Eberley Davis
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                                         Name:  R. Eberley Davis
                                         Title: Vice President, Secretary and
                                                General Counsel